FOR IMMEDIATE RELEASE

CONTACT:          STEVEN KESSLER
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
1845 WALNUT STREET, SUITE 1000
PHILADELPHIA, PA 19103
215/546-5005, 215/546-4785 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE THIRD FISCAL QUARTER ENDED JUNE 30, 2006

Philadelphia, PA August 2, 2006 - Resource America, Inc. (Nasdaq: REXI) (the "Company") reported income from continuing operations of $3.1 million and $13.4 million for the third fiscal quarter and nine months ended June 30, 2006, as compared to $3.5 million and $4.6 million for the third fiscal quarter and nine months ended June 30, 2005, a decrease of $398,000 and an increase of $8.8 million, respectively. Income from continuing operations per common share-diluted was $0.16 and $0.67 per common share for the third fiscal quarter and nine months ended June 30, 2006, as compared to income from continuing operations per common share-diluted of $0.19 and $0.24 per common share for the third fiscal quarter and nine months ended June 30, 2005. In the third fiscal quarter ended June 30, 2005, the Company recorded one time gains of $5.2 million related to the refinancing and foreclosure of two of its legacy real estate assets. Without these two items, income from continuing operations would have been $494,000 or $0.03 per common share diluted for the third fiscal quarter ended June 30, 2005.

Assets under management increased to $10.5 billion at June 30, 2006 from $5.7 billion at June 30, 2005, an increase of $4.7 billion (82%), as follows:

	At June 30,
	2006		2005
Financial fund management	$9.2 billion	(1)	$4.9 billion
Real estate	0.7 billion		0.5 billion
Equipment finance	0.6 billion		0.3 billion
	$10.5 billion		$5.7 billion

(1)	Includes assets under management of $775.0 million on warehouse facilities for which the Company has been engaged as the collateral manager for CDOs not yet closed.

Operating income as adjusted, before depreciation and amortization, was $5.7 million and $21.5 million for the third fiscal quarter and nine months ended June 30, 2006 as compared to $7.5 million and $8.1 million for the third fiscal quarter and nine months ended June 30, 2005, respectively, a decrease of $1.8 million and an increase $13.4 million, respectively. Operating income as adjusted and reflecting the one time gains discussed above would have been $2.3 million for the third fiscal quarter ended June 30, 2005.

The following reconciles operating income as adjusted to our operating income for the third fiscal quarter and nine months ended June 30, 2006 and 2005 (in thousands):

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Operating income	$5,033	$6,805	$19,089	$6,656
Plus:
Depreciation and amortization	704	668	2,424	1,471
Operating income as adjusted	$5,737	$7,473	$21,513	$8,127

Management of the Company believes that operating income as adjusted provides additional information with respect to the Company’s ability to meet its debt service, capital expenditures and working capital requirements. This measure is similar to earnings before interest, taxes, depreciation and amortization, or EBITDA, a commonly used measure of a business’ ability to generate cash flow without consideration of its financing structure. EBITDA is widely used by commercial banks, investment bankers, rating agencies and investors in evaluating performance relative to peers and pre-set performance standards. Neither adjusted operating income nor EBITDA are measures of financial performance under GAAP and, accordingly, should not be considered as a substitute for net income or cash flows from operating activities prepared in accordance with GAAP.

Net income was $3.0 million and $15.8 million for the third fiscal quarter and nine months ended June 30, 2006, respectively, as compared to net income of $1.6 million and $17.6 million for the third fiscal quarter and nine months ended June 30, 2005, respectively. Net income per common share-diluted was $0.15 and $0.79 per common share for the third fiscal quarter and nine months ended June 30, 2006, respectively, as compared to net income per common share-diluted of $0.09 and $0.93 per common share for the third fiscal quarter and nine months ended June 30, 2005, respectively.

Net income for the third fiscal quarter and nine months ended June 30, 2005 includes $2.9 million and $16.6 million, respectively, of income from discontinued operations, net of tax from Atlas America, Inc. (Nasdaq: ATLS), the Company’s former 80% owned subsidiary that was spun-off at June 30, 2005. Excluding the operations of Atlas America, net (loss) income per common share-diluted would have been ($0.07) and $0.05 per common share for the third fiscal quarter and nine months ended June 30, 2005, respectively, as compared to net income per common share-diluted for the third fiscal quarter and nine months ended June 30, 2006 of $0.15 and $0.79, respectively.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the financial fund management, real estate and equipment finance sectors.

A description of how the Company calculates assets under management is set forth in item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005.

For more information, please visit our website at www.resourceamerica.com or contact investor relations at pschreiber@resourceamerica.com.

Highlights for the Third Fiscal Quarter Ended June 30, 2006 and Recent Developments

CORPORATE:

®
The Company increased its managed assets to $10.5 billion at June 30, 2006 from $5.7 billion at June 30, 2005 an increase of $4.7 billion (82%). The Company expects to close one CDO in the fourth quarter of fiscal 2006 (of which $128.5 million is currently included in our assets under management) for which it has been engaged as the collateral manager, at which time the Company will begin to earn management fees on those assets.

®
In the third fiscal quarter ended June 30, 2006, the Company purchased 277,414 shares of its common stock for $5.1 million under its current board authorization at an average price of $18.41. The Company’s cash position as of June 30, 2006 was $29.2 million.

®	The Company extended its revolving line of credit with Sovereign Bank at $14.0 million for a three year period.

FINANCIAL FUND MANAGEMENT:

®	Financial fund management segment increased its revenues to $7.4 million at June 30, 2006 from $4.8 million (53%) at June 30, 2005.

®
Trapeza Capital Management (“Trapeza”), the Company’s fund manager that invests in and manages trust preferred securities of banks, bank holding companies, insurance companies and REITs, increased its managed assets to $3.8 billion at June 30, 2006 from $2.6 billion (44%) at June 30, 2005.

®
Ischus Capital Management, LLC (“Ischus”), the Company’s wholly-owned subsidiary focusing on selecting, investing in and managing primarily real estate related asset-backed securities, increased its managed assets to $4.2 billion at June 30, 2006 from $2.1 billion (97%) at June 30, 2005.

®
Apidos Capital Management, LLC (“Apidos”), the Company’s wholly-owned subsidiary focusing on selecting, investing in and managing syndicated loans, increased its managed assets to $1.2 billion at June 30, 2006 from $189.0 million (516%) at June 30, 2005.

®	Trapeza closed Trapeza X, a $500.0 million CDO.

®	Ischus closed Ischus Mezzanine III, a $600.0 million CDO.

®	Apidos closed Apidos III, a $280.0 million CLO, on behalf of Resource Capital Corp.

®
The Company formed Resource Europe Limited and Resource Europe Management Limited based in London, UK, to manage a portfolio of European leveraged loans. The Company hired Rob Reynolds and four other professionals to manage and develop these operations and opened an office in London, UK.

REAL ESTATE:

®
Resource Real Estate Holdings, Inc. (“RRE”), the Company’s real estate asset manager that invests in and manages investment vehicles that manage real estate assets, increased its assets under management to $707.3 million as of June 30, 2006, an increase of $200.5 million (40%) from $506.8 million as of June 30, 2005.  Included in assets under management are $314.3 million of properties purchased for investment partnerships and investors, an increase of $139.5 million (80%) from June 30, 2005.

®	RRE increased its management of commercial real estate mezzanine loans and B notes to $293.0 million from $25.0 million, an increase of $268.0 million.

®	RRE closed its latest limited partnership, Resource Real Estate Investors III, with $25.0 million of capital.

®
Kyle Geoghegan and Darryl Myrose joined Resource Real Estate Funding, Inc. (“RREF”), an indirect wholly-owned subsidiary of the Company, as Managing Directors in the Los Angeles office. At RREF, Mr. Geoghegan and Mr. Myrose will focus on the direct origination of floating rate commercial mortgages for Resource Capital Corp.

EQUIPMENT FINANCE:

®
LEAF Financial Corporation (“LEAF”), the Company’s equipment finance fund manager, increased its assets under management to $549.4 million as of June 30, 2006, an increase of $258.7 million (89%) from June 30, 2005.

®	LEAF’s lease originations increased to $117.7 million in the third fiscal quarter ended June 30, 2006, an increase of $60.9 million (107%) from the third fiscal quarter ended June 30, 2005.

®	LEAF’s revenues increased to $5.9 million in the third fiscal quarter ended June 30, 2006, an increase of $2.4 million (69%) from the third fiscal quarter ended June 30, 2005.

®
Subsequent to the end of the third fiscal quarter of 2006, LEAF entered into a three year $150.0 million syndicated bank warehouse revolving credit facility. National City Bank acted as agent for the bank group.

Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied in this release. For information pertaining to risks relating to these forward-looking statements, reference is made to the section “Risk Factors” contained in Item 1 of the Company’s Annual Report on Form 10-K.

The remainder of this release contains the Company’s unaudited consolidated balance sheets, consolidated statements of income, consolidated statements of cash flows and a reconciliation of net cash (used in) or provided by operating activities of continuing operations to net cash provided by operating activities of continuing operations as adjusted.

RESOURCE AMERICA, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30,	September 30,
	2006	2005
	(unaudited)
ASSETS
Current assets:
Cash	$24,223	$30,353
Restricted cash	5,002	5,000
Investments in equipment finance	90,006	41,394
Accounts receivable	10,933	10,677
Receivables from managed entities	8,357	4,280
Prepaid expenses and other current assets	18,954	10,473
Assets held for sale	1,306	107,520
Total current assets	158,781	209,697

Loans held for investment - financial fund management	170,636	97,752
Investments in real estate	52,182	46,049
Investment in Resource Capital Corp.	24,629	15,000
Investments in Trapeza entities	14,497	10,457
Investments in financial fund management entities	13,052	13,312
Property and equipment, net	9,744	30,521
Other assets, net	54,410	34,680
	$497,931	$457,468

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$3,247	$1,543
Secured warehouse credit facilities - financial fund management	168,050	97,751
Secured warehouse credit facilities - equipment finance	74,721	30,942
Payables to managed entities	1,916	591
Accounts payable, accrued expenses and other current liabilities	22,547	19,797
Liabilities associated with assets held for sale	1,148	74,438
Total current liabilities	271,629	225,062

Long-term debt	15,865	17,066

Deferred revenue and other liabilities	12,465	11,590
Minority interests	10,168	16,614
Commitments and contingencies	−	−

Stockholders’ equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	-	-
Common stock, $.01 par value, 49,000,000 shares authorized; 26,400,647 and 26,371,780 shares issued, respectively	264	264
Additional paid-in capital	259,051	258,019
Retained earnings	22,401	9,845
Treasury stock, at cost; 9,054,731 and 8,312,760 shares, respectively	(95,834)	(82,556)
ESOP loan receivable	(471)	(488)
Accumulated other comprehensive income	2,393	2,052
Total stockholders’ equity	187,804	187,136
	$497,931	$457,468

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
REVENUES
Financial fund management	$7,376	$4,828	$20,629	$10,908
Real estate	4,500	9,269	18,360	14,538
Equipment finance	5,885	3,481	16,483	9,190
	17,761	17,578	55,472	34,636
COSTS AND EXPENSES
Financial fund management	2,402	2,572	7,295	5,852
Real estate	3,286	3,224	8,265	8,042
Equipment finance	3,911	2,467	10,382	6,976
General and administrative	2,425	1,842	8,017	5,639
Depreciation and amortization	704	668	2,424	1,471
	12,728	10,773	36,383	27,980
OPERATING INCOME	5,033	6,805	19,089	6,656

OTHER INCOME (EXPENSE)
Interest expense	(1,871)	(648)	(5,490)	(1,523)
Minority interests	(465)	(415)	(1,236)	(1,158)
Other income, net	809	310	3,644	3,788
	(1,527)	(753)	(3,082)	1,107
Income from continuing operations before taxes and cumulative effect of accounting change	3,506	6,052	16,007	7,763
Provision for income taxes	393	2,541	2,579	3,168
Income from continuing operations before cumulative effect of accounting change	3,113	3,511	13,428	4,595
(Loss) income from discontinued operations, net of tax	(113)	(1,901)	977	13,044
Cumulative effect of accounting change, net of tax	−	−	1,357	−
Net income	$3,000	$1,610	$15,762	$17,639

Basic earnings (loss) per common share:
Continuing operations	$0.18	$0.20	$0.76	$0.26
Discontinued operations	(0.01)	(0.11)	0.05	0.74
Cumulative effect of accounting change	−	−	0.08	−
Net income	$0.17	$0.09	$0.89	$1.00
Weighted average shares outstanding	17,536	17,716	17,727	17,582

Diluted earnings (loss) per common share:
Continuing operations	$0.16	$0.19	$0.67	$0.24
Discontinued operations	(0.01)	(0.10)	0.05	0.69
Cumulative effect of accounting change	−	−	0.07	−
Net income	$0.15	$0.09	$0.79	$0.93
Weighted average shares outstanding	19,744	18,926	19,796	18,819

Dividends declared per common share	$0.06	$0.05	$0.18	$0.15

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended June 30,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$15,762	$17,639
Adjustments to reconcile net income to net cash used in operating activities:
Cumulative effect of accounting change, net of tax	(1,357)	−
Depreciation and amortization	2,424	1,471
Equity in earnings of equity investees	(6,497)	(7,417)
Minority interest earnings	1,236	1,158
Distributions paid to minority holders	(1,274)	(1,136)
Gain from discontinued operations	(977)	(13,044)
Gain on sale of RAIT Investment Trust shares	−	(1,459)
Gain on asset resolutions	(7,252)	(5,467)
Deferred income tax provision	1,981	3,921
Non-cash compensation on long-term incentive plans	1,346	375
Non-cash compensation issued	1,614	405
Non-cash compensation received	(1,259)	(1,018)
Increase in net assets of FIN 46 entities’ and other assets held for sale	−	(3,461)
Increase in equipment finance investments	(49,444)	(31,163)
Changes in operating assets and liabilities	(13,460)	(12,130)
Net cash used in operating activities of continuing operations	(57,157)	(51,326)
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(3,674)	(1,474)
Payments received on real estate loans and real estate	30,623	4,848
Investments in real estate	(32,531)	(3,552)
Distributions from equity investees	9,824	20,809
Purchase of loans held for investment - financial fund management	(317,597)	−
Principal payments on loans held for investment	6,702	−
Proceeds from sale of loans held for investment	18,821	1,950
Investments in managed entities	(20,880)	(8,300)
Investments in Resource Capital Corp	(13,500)	(15,000)
Proceeds from sale of investments	5,415	2,924
Decrease in other assets	(1,676)	(204)
Net cash (used in) provided by investing activities of continuing operations	(318,473)	2,001
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings	686,934	182,987
Principal payments on borrowings	(336,925)	(159,355)
Purchase of treasury stock	(13,458)	−
Investor contributions to financial fund management investments	−	3,651
Dividends paid	(3,206)	(2,632)
Proceeds from issuance of stock	125	4,735
Net cash provided by financing activities of continuing operations	333,470	29,386
Net cash provided by discontinued operations	39,855	22,915
Net cash retained by entities previously consolidated	(3,825)	(29,192)
Decrease in cash	(6,130)	(26,216)
Cash at beginning of period	30,353	69,099
Cash at end of period	$24,223	$42,883

Reconciliation of Net Cash (Used In) Operating Activities of Continuing Operations to Net Cash Provided By Operating Activities of Continuing Operations, As Adjusted

Net cash provided by operating activities of continuing operations as adjusted was $19.6 million for the nine months ended June 30, 2006 an increase of $6.8 million (53%) as compared to $12.8 million for the nine months ended June 30, 2005. The following reconciles net cash provided by continuing operations as adjusted to net cash (used in) operating activities of continuing operations for the nine months ended June 30, 2006 and 2005, respectively (in thousands):

	Nine Months Ended
	June 30,
	2006	2005
Net cash (used in) operating activities of continuing operations	$(57,157)	$(51,326)

Adjustments:
Increase in equipment finance investments	49,444	31,163
Changes in operating assets and liabilities	13,460	12,130
Distributions from equity investees	9,824	20,809
Cash proceeds from sale of a partial partnership interest in 1845 Walnut Street	4,000	−
Net cash provided by operating activities of continuing operations, as adjusted	$19,571	$12,776